Exhibit 99.1

December 2021

This presentation contains forward - looking statements within the meaning of the federal securities laws. You can identify these statements by our use of such words as “before,” “track,” “will,” “should,” “could,” “anticipates,” “intends,” “guidance,” “objectives,” “optimistic, “ “future,” “expects,” “plans,” “estimates,” “continue,” “drive,” “strategy,” “potential,” “potentially,” “growth,” “long - term,” “projects,” “projected,” “intends,” “believes,” “goals,” “sees,” “seek,” “develop,” “possible,” “new,” “emerging,” “opportunity,” “pursue” and similar expressions that do not relate to historical matters. Forward - looking statements in this presentation may include, but are not limited to, statements or inferences about the Company’s or management’s beliefs or expectations, including with respect to the effectiveness and design of its product candidates, success of its collaborations, clinical trials and pre - clinical development efforts and programs, and its ability to obtain and maintain regulatory approval for its implant products, bioreactors, scaffolds and other devices we pursue, including for the esophagus or airway; the outlook for the life sciences industry and the field of regenerative medicine; the Company’s current products or products in development; the Company’s business strategy; the Company’s anticipated regulatory approvals; future revenues and earnings; the strength of the Company’s market position, business model and intellectual property rights; opportunities or potential opportunities in the field of regenerative medicine and related markets; the success of treatments utilizing the Company’s products or product candidates; the market demand and opportunity for the Company’s products, or the product candidates it is developing or intends to develop and the Company’s plans, objectives and intentions that are not historical facts. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements. Factors that may cause the Company’s actual results to differ materially from those in the forward - looking statements include the success of the Company’s collaborations, clinical trials and pre - clinical development efforts and programs, which success may not be achieved on a timely basis or at all; the Company’s ability to obtain and maintain regulatory approval for its implant products, bioreactors, scaffolds and other devices it pursues, including for the esophagus or airway, which approvals may not be obtained on a timely basis or at all; the Company’s ability to access debt and equity markets and raise additional funds when needed; the number of patients who can be treated with the Company’s products; the amount and timing of costs associated with the Company’s development of implant products, bioreactors, scaffolds and other devices; the Company’s failure to comply with regulations and any changes in regulations; unpredictable difficulties or delays in the development of new technology; the Company’s collaborators or other third parties we contract with, including with respect to conducting any clinical trial or pre - clinical development efforts, not devoting sufficient time and resources to successfully carry out their duties or meet expected deadlines; the Company’s ability to attract and retain qualified personnel and key employees and retain senior management; potential liability exposure with respect to the Company’s products; the Company’s inability to operate effectively as a stand - alone, publicly traded company; the actual costs of separation may be higher than expected; the availability and price of acceptable raw materials and components from third - party suppliers; difficulties in obtaining or retaining the management and other human resource competencies that the Company needs to achieve its business objectives; increased competition in the field of regenerative medicine and the financial resources of its competitors; the Company’s ability to obtain and maintain intellectual property protection for its product candidates; the Company’s inability to implement its growth strategy; plus factors, plus factors described under the heading “Item 1A. Risk Factors”, in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2021 filed with the SEC on April 13 , 20 21 or described in the Company’s other public filings , including without limitation its Form 10 - Q filed on November 15, 2021 . The Company’s results may also be affected by factors of which the Company is not currently aware. The Company may not update these forward - looking statements, even though its situation may change in the future, unless it has obligations under the federal securities laws to update and disclose material developments related to previously disclosed information. Except as otherwise noted herein, any forward - looking statements represent the Company’s estimates as of December 5 , 2021 and should not be relied upon as representing our estimates as of any other date. Forward - Looking Statements CONFIDENTIAL

Investment Highlights • Successful First - in - Human treatment for esophageal cancer • Performed at Mayo Clinic, paper published August 2021 • The paper concludes that the Biostage Esophageal Implant, " would have considerable clinical use ". • FDA - approved IND for clinical trial, 10 patients, phase 1/2 • Two orphan - drug designations (7 years exclusivity) • 7 issued U.S. patents, 1 in China (protection through 2030’s) • Founder returned as new interim CEO and Chairman of Board • Over 15 years as president or CEO of public companies • Has raised over $100m in capital, recently invested $250k in BSTG • Pay is all in options (except aside from required minimum wage) • Goal is to uplist to NASDAQ from OTCQB • 12/1 market capitalization approximately $30m • A NASDAQ cell - therapy co. that does not yet have IND approval for clinical trials (MIRO) has a market cap of $142m and one in phase1/2 trials (LCTX) has a market cap of $381m 3

4 CONFIDENTIAL

Company History • Founded by David Green, then President of Harvard Bioscience, 2008 • Spun off from HBIO as a separate public company, 2013 • Initial public capital raise, 2015 • David Green resigns • Switched from 1 st generation permanent scaffold 2 nd generation removable scaffold • BSTG receives orphan - drug designation for esophagus in 2016 • BSTG delisted from NASDAQ to OTCQB in October 2017 • DST Capital & other long - term investors invested $22m over 4 years • Core patent (retrievable scaffold) issued in 2019 • IND approved on March 19, 2020. COVID overwhelms hospitals • David Green rehired as interim CEO and Chairman in November 2021 • Goal to uplist to NASDAQ from OTCQB 5

Financial Overview 6 • Biostage has approximately $1.7m in cash as of November 30, 2021 • Current burn is low, approximately $250k per month, $3m per year • Investors led by DST Capital have participated in 8 rounds, for a total of $22m in the last 4 years which enabled IND approval • These long - term strategic investors own approx. 80% of the shares • Clean capital structure; no preferred stock • Goals include raising additional capital, commencing clinical trial and uplisting to NASDAQ • In addition to equity financing, Biostage may be eligible for “priority review” vouchers from the FDA which are granted for developing treatments for rare pediatric diseases (esophageal atresia is a rare pediatric diseases) • Prior ones have sold for over $100m and could be non - dilutive financing

75 - year old man with cancer of the heart, lungs and esophagus • Had twice been deemed “inoperable” • Surgery performed at Mayo Clinic by Dr. Wigle , Chair of Thoracic Surgery • FDA approved under EIND (“compassionate use”) • Survived 7.5 months and died of stroke, unrelated to esophagus or the Biostage Esophageal Implant • Paper published in JTO Clinical and Research Reports in August 2021 • The paper states that, “the graft supports regeneration of the esophageal conduit” and concludes that the Biostage product “would have considerable clinical use” • In addition, Biostage has implanted over 45 pigs to understand the science of tissue regeneration (several papers published): • Complete regeneration of multiple esophageal tissue layers • Animals returned to a normal diet, had normal growth rates and weight gain • Nearly 2 years of follow up • The regeneration in human was very similar to that seen in pigs First - in - Human: Clinical Success

Scientific Proof of Esophageal Regeneration Image from JTO Clinical and Research Reports, August 2021, Wigle et al

• Wigel et al, 2021, JTO Clinical and Research Reports , First - in - Human reconstruction of the esophagus • Sundaram et al, 2021 in press - NPJ Regenerative Medicine , piglet study of esophageal regeneration for pediatric esophageal atresia • Finck et al, 2020, Journal of Pediatric Surgery , esophageal atresia model in pigs • La Francesca et al, 2018, Nature Scientific Reports , adult pig study of esophageal regeneration • Finck et al, 2018, Journal of Pediatric Surgery , pediatric atresia model in pigs • Meng et al 2021 - submitted to Journal of Biomechanics , mechanical analysis of scaffolds • Sundaram et. al in preparation, to be submitted Q4 2021, Journal of Immunological Regeneration , cell fate study Additional Scientific Support for The Biostage Esophageal Implant

• Tubular scaffold is made of biocompatible fibers in our clean room in Holliston. Rotating bioreactor is made in same facility. Both sterilized. • Fat tissue is taken from the patient and sent to UTMB’s FDA - approved cell culture facility in Houston, TX. Ad - MSCs (stem cells) are purified from fat. • Cells are grown, seeded on the scaffold in the bioreactor, and incubated for 6 days. Extensive QC and release procedures are performed. • Sterile seeded scaffold is shipped in bioreactor to hospital as a single unit. • Part of patient’s esophagus is removed and seeded scaffold implanted. • Stent is used to prevent strictures. • Conduit is formed in approx. 1 month, complete epithelialized esophageal conduit in approx. 3 - 4 months. Scaffold is removed. How we Regenerate an Organ Inside the Body

No organ removal from the patient • Unlike current standard of care for severe esophageal disease: gastric pull up (which collapses the patient’s stomach and makes it into a tube) or colonic interposition (which removes a part of the colon to replace the esophagus) No anastomosis (sutures) at the connections at the top and bottom of the implant • Unlike gastric pull up and colonic interposition • The suture line is a frequent cause of complications (infections) in esophageal, gastro - intestinal tract, and airway surgeries No permanent implant left in the body • Unlike repairs with meshes and pericardial patches No immuno - suppressive drugs for life • Unlike donor - organ transplants Benefits of Organ Regeneration Using the Patient’s Own Cells

The Implant is Made by Seeding the Patient’s Cells on Our Scaffold in Our Bioreactor 12 Scaffold made of sterile nanofibers Automated cell - seeding bioreactor maintains sterility up until implant Clean room manufacturing facility Cellularization is performed at UTMB FDA - approved cell - culture facility in Houston, TX

Clinical Trial Design, Approved By FDA 1. For patients requiring up to 6cm segmental esophageal replacement for any reason, including cancer 2. Trial assesses both safety and efficacy 3. Primary end point: Development of continuous biologic neo - conduit within the esophagus based on visual endoscopic evaluation, prior to or at Month 3 - was seen at 1 month in human 4. Secondary end point: complete mucosal layer by 6 months - was seen at 3 months in human 5. Up to 10 patients at up to 5 hospitals in the U.S. (led by Wigle / Mayo) 6. Seek extension to phase 2 & 3 by expansion to 30 patients total, subject to FDA review and approval 7. Overall trial length likely 3 - 6 years but is dependent on trial results 8. Clinical trial cost roughly $1m per patient, $30m total if 30 patients 13

Patents and Other Competitive Barriers 7 issued US patents • 4 on the bioreactor, 2 on the scaffold and 1 on the procedure • 1 issued China patent and numerous foreign applications • Claims cover tubes, meshes and patches • Including for the trachea, bronchus and esophagus / GI tract Orphan - Drug designation on both trachea and esophagus • Can provide 7 years of U.S. market exclusivity in addition to patents First - Mover advantage • The Biostage Esophageal Implant was used in the world’s first transplant of an esophagus using synthetic scaffolds Toughest regulatory pathway • Combination product (cells plus scaffold) requires regulation by both CBER and CDER (which have already approved the clinical trial) creating steep barriers to entry 14

Market Potential U.S. has approx. 20,000 esophageal cancers / yr. and 15,000 deaths. Lifetime incidence is approx. 1 in 125, and 1 in 25 in colorectal cancer. Approx. 100 babies / yr. born with long - gap pediatric esophageal atresia in the U.S. – allows for “priority review” voucher (have sold for over $100m) The platform has the potential to repair almost any tubular organ in the body • These include: esophagus, trachea, bronchus, colon and rectum • Treatments for these defects could create $10s of billions in revenue • Many of these patients are in Asia and Europe In addition, the patents cover patches (including resorbable patches) that could be used to repair defects in other organs 15 Cancer Types USA China Japan Europe Worldwide Esophageal Cancer 20,064 307,359 20,019 52,964 572,034 Central Lung Cancer (Bronchus) 45,471 154,865 23,794 94,008 418,775 Colon Cancer 100,292 285,330 99,862 312,495 1,096,601 Rectum Cancer 46,912 231,559 46,940 175,219 704,376 WHO data 2018

Pediatric Esophagus - Pediatric scaffold for esophageal atresia (birth defect) Piglet trials completed and publishing with Connecticut Childrens ’ • 15 piglets up to 1 - year follow up. Complete conduit at day 21, complete epithelialization at 3 months, normal feeding and growth • Accepted for publication in NPJ Regenerative Medicine • CCMC is an investor in Biostage • Likely to be the second clinical trial once safety shown in adults Bronchus - Rigid scaffold for central - lung cancer First pig implanted – scaffold removed at day 69, showed epithelialization, survived 613 days to scheduled euthanasia Later development may include Stricture repair after gastric pull up. Longer scaffold for esophageal, colon, rectum, and intestine cancers. Patches for solid organ repair. Product Development Pipeline

David Green, BS (Oxford), MBA (Harvard): CEO and Chair of the Board • Over 15 years as president or CEO of public companies. Founder. • Raised over $100m, recently invested $250k in BSTG. Pay is all in options Hong Yu, BS, MS, CFA: President, • 20 years at BofA , SVP, expert in cross - border capital raising William Fodor, Ph.D : Chief Scientific Officer • 25 years regenerative medicine, cell tissue and organ engineering. PI on IND. Other Board Members, mostly long - term investors • Dr. James Schmerling, CEO Connecticut Children’s Medical Center • Jerry He, EVP and former CEO of NYSE - listed Bright Scholar Education • Jason Chen, CEO DST Robotics, • Ting Li, Managing Partner, Investment Banking, Donghai Securities • Herman Sanchez, Senior Partner Trinity Life Sciences Scientific and Clinical Advisory Board • Dr. Jay Vacanti, Surgeon - in - Chief Pediatric Surgery, MGH • Dr. Steven Badylak , DVM, PhD, MD Professor of Surgery, McGowen Center for Regenerative Medicine, founder of Miromatrix • Dr. Charles Cox, UT Health Medical School • Dr. Christine Finck , Surgeon - in - Chief, Connecticut Childrens ’ Medical Center Leadership Team

Investment Highlights • Successful First - in - Human treatment for esophageal cancer • Performed at Mayo Clinic, paper published August 2021 • The paper concludes that the Biostage Esophageal Implant, " would have considerable clinical use ". • FDA - approved IND for clinical trial, 10 patients, phase 1/2 • Two orphan - drug designations (7 years exclusivity) • 7 issued U.S. patents, 1 in China (protection through 2030’s) • Founder returned as new interim CEO and Chairman of Board • Over 15 years as president or CEO of public companies • Has raised over $100m in capital, recently invested $250k in BSTG • Pay is all in options (except aside from required minimum wage) • Goal is to uplist to NASDAQ from OTCQB • 12/1 market capitalization approximately $30m • A NASDAQ cell - therapy co. that does not yet have IND approval for clinical trials (MIRO) has a market cap of $142m and one in phase1/2 trials (LCTX) has a market cap of $381m 18